Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, Millions of Dollars Except Per Share Amounts)

	FIRST QUARTER
	2012	2011
NET SALES	$2,652.9	$2,361.5

COSTS AND EXPENSES
Cost of sales	1,666.9	1,484.1

Gross margin	986.0	877.4
% to Net Sales	37.2%	37.2%
Selling, general and administrative	679.0	601.7
% to Net sales	25.6%	25.5%
Operating margin	307.0	275.7
% to Net sales	11.6%	11.7%
Other - net	80.7	52.5
Restructuring charges	37.4	13.3

Income from operations	188.9	209.9
Interest - net	31.2	29.6

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	157.7	180.3
Income taxes on continuing operations	36.6	23.2

NET EARNINGS FROM CONTINUING OPERATIONS	121.1	157.1

Less: net loss attributable to non-controlling interests	(0.7)	(0.3)

NET EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREOWNERS	121.8	157.4

Net earnings from discontinued operations before income taxes	—	1.2
Income tax benefit on discontinued operations	—	(0.1)

NET EARNINGS FROM DISCONTINUED OPERATIONS	—	1.3

NET EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS	$121.8	$158.7

BASIC EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	0.74	0.94
Discontinued operations	—	0.01

Total basic earnings per share of common stock	0.74	0.95

DILUTED EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	0.72	0.92
Discontinued operations	—	0.01

Total diluted earnings per share of common stock	0.72	0.92

DIVIDENDS PER SHARE	$0.41	$0.41

AVERAGE SHARES OUTSTANDING (in thousands)
Basic	164,530	167,259

Diluted	168,948	171,945

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Millions of Dollars)

	(Unaudited)
	March 31,	December 31,
	2012	2011
ASSETS
Cash and cash equivalents	$883.6	$906.9
Accounts and notes receivable, net	1,725.8	1,553.2
Inventories, net	1,589.7	1,438.6
Other current assets	404.2	424.0

Total current assets	4,603.3	4,322.7

Property, plant and equipment, net	1,268.2	1,250.9
Goodwill and other intangibles, net	10,178.0	10,037.1
Other assets	300.8	338.3

Total assets	$16,350.3	$15,949.0

LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$733.7	$526.6
Accounts payable	1,417.5	1,312.6
Accrued expenses	1,285.9	1,429.3

Total current liabilities	3,437.1	3,268.5

Long-term debt	2,905.7	2,925.8
Other long-term liabilities	2,745.9	2,687.9
Stanley Black & Decker, Inc. shareowners’ equity	7,203.1	7,003.6
Non-controlling interests’ equity	58.5	63.2

Total liabilities and equity	$16,350.3	$15,949.0

STANLEY BLACK & DECKER INC. AND SUBSIDIARIES

SUMMARY OF CASH FLOW ACTIVITY

(Unaudited, Millions of Dollars)

	FIRST QUARTER
	2012	2011
OPERATING ACTIVITIES
Net earnings from continuing operations	$121.1	$157.1
Depreciation and amortization	115.8	103.9
Changes in working capital[1]	(152.2)	(40.4)
Other	(117.0)	(100.3)

Net cash (used in) provided by operating activities	(32.3)	120.3

INVESTING AND FINANCING ACTIVITIES
Capital and software expenditures	(61.5)	(70.1)
Business acquisitions and asset disposals	(112.8)	(68.3)
Proceeds from sale of businesses	—	23.8
Proceeds from issuance of common stock	64.6	55.4
Net short-term borrowings repayments	196.8	141.4
Cash dividends on common stock	(69.9)	(68.6)
Other	(8.2)	4.1

Net cash provided by investing and financing activities	9.0	17.7

(Decrease) Increase in Cash and Cash Equivalents	(23.3)	138.0

Cash and Cash Equivalents, Beginning of Period	906.9	1,742.8

Cash and Cash Equivalents, End of Period	$883.6	$1,880.8

[1]	The change in working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES

BUSINESS SEGMENT INFORMATION

(Unaudited, Millions of Dollars)

	FIRST QUARTER
	2012	2011
NET SALES
Construction & DIY	$1,228.2	$1,210.8
Security	762.7	549.8
Industrial	662.0	600.9

Total	$2,652.9	$2,361.5

SEGMENT PROFIT
Construction & DIY	$157.7	$156.5
Security	91.6	73.4
Industrial	124.1	105.1

Segment Profit	373.4	335.0
Corporate Overhead	(66.4)	(59.3)

Total	$307.0	$275.7

Segment Profit as a Percentage of Net Sales
Construction & DIY	12.8%	12.9%
Security	12.0%	13.4%
Industrial	18.7%	17.5%

Segment Profit	14.1%	14.2%
Corporate Overhead	(2.5%)	(2.5%)

Total	11.6%	11.7%

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING

NON-GAAP FINANCIAL MEASURES

(Unaudited, Millions of Dollars Except Per Share Amounts)

	FIRST QUARTER 2012
	Reported	Merger & Acquisition- Related Charges[1]	Normalized[2]
Gross margin	$986.0	$5.4	$991.4
% to Net Sales	37.2%		37.4%
Selling, general and administrative	679.0	(27.8)	651.2
% to Net Sales	25.6%		24.5%
Operating margin	307.0	33.2	340.2
% to Net Sales	11.6%		12.8%
Earnings from continuing operations before income taxes	157.7	82.7	240.4
Income taxes on continuing operations	36.6	21.2	57.8
Net earnings from continuing operations	121.8	61.5	183.3
Diluted earnings per share of common stock	$0.72	$0.37	$1.09

[1]

Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges and integration costs.

	FIRST QUARTER 2011
	Reported	Merger & Acquisition- Related Charges[3]	Normalized[2]
Gross margin	$877.4	$6.3	$883.7
% to Net Sales	37.2%		37.4%
Selling, general and administrative	601.7	(15.6)	586.1
% to Net Sales	25.5%		24.8%
Operating margin	275.7	21.9	297.6
% to Net Sales	11.7%		12.6%
Earnings from continuing operations before income taxes	180.3	37.2	217.5
Income taxes on continuing operations	23.2	9.3	32.5
Net earnings from continuing operations	157.4	27.9	185.3
Diluted earnings per share of common stock	$0.92	$0.16	$1.08

[2]

The normalized 2012 and 2011 information, as reconciled to GAAP above, is considered relevant to aid analysis of the company’s margin and earnings results aside from the material impact of the merger & acquisition-related charges.

[3]	Merger and acquisition-related charges relate primarily to the Black & Decker merger, including facility closure-related charges and integration costs.

STANLEY BLACK & DECKER INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP CASH FLOW FINANCIAL MEASURES TO CORRESPONDING

NON-GAAP FINANCIAL MEASURES

(Unaudited, Millions of Dollars)

	FIRST QUARTER 2012
	Reported	Merger & Acquisition- Related Charges and Payments[1]	Normalized[2]
Free Cash Flow Computation[3]
Net cash (used in) provided by operating activities	$(32.3)	61.5	$29.2
Less: capital and software expenditures	(61.5)	23.6	(37.9)

Free Cash (Outflow) Inflow (before dividends)	$(93.8)		$(8.7)

[1]

Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges and integration costs.

	FIRST QUARTER 2011
	Reported	Merger & Acquisition- Related Charges and Payments[4]	Normalized[2]
Free Cash Flow Computation[3]
Net cash provided by operating activities	120.3	13.8	$134.1
Less: capital and software expenditures	(70.1)	—	(70.1)

Free Cash Inflow (before dividends)	$50.2		$64.0

[2,3]

Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items. Normalized cash flow and free cash flow, as reconciled above, are considered meaningful pro forma metrics to aid the understanding of the company’s cash flow performance aside from the material impact of merger and acquisition-related activities.

[4]	Merger and acquisition-related charges relate primarily to the Black & Decker merger, including facility closure-related charges and integration costs.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING

NON-GAAP FINANCIAL MEASURES

(Unaudited, Millions of Dollars)

	FIRST QUARTER 2012
	Reported	Merger & Acquisition- Related Charges[1]	Normalized[2]
SEGMENT PROFIT

Construction & DIY	$157.7	$3.3	$161.0
Security	91.6	10.4	102.0
Industrial	124.1	2.0	126.1

Segment Profit	373.4	15.7	389.1
Corporate Overhead	(66.4)	17.5	(48.9)

Total	$307.0	$33.2	$340.2

Segment Profit as a Percentage of Net Sales
Construction & DIY	12.8%		13.1%
Security	12.0%		13.4%
Industrial	18.7%		19.0%

Segment Profit	14.1%		14.7%
Corporate Overhead	(2.5%)		(1.8%)

Total	11.6%		12.8%

[1]

Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges and integration costs.

	FIRST QUARTER 2011
	Reported	Merger & Acquisition- Related Charges[3]	Normalized[2]
SEGMENT PROFIT

Construction & DIY	$156.5	$2.4	$158.9
Security	73.4	4.5	77.9
Industrial	105.1	—	105.1

Segment Profit	335.0	6.9	341.9
Corporate Overhead	(59.3)	15.0	(44.3)

Total	$275.7	$21.9	$297.6

Segment Profit as a Percentage of Net Sales
Construction & DIY	12.9%		13.1%
Security	13.4%		14.2%
Industrial	17.5%		17.5%

Segment Profit	14.2%		14.5%
Corporate Overhead	(2.5%)		(1.9%)

Total	11.7%		12.6%

[2]

The normalized 2011 and 2010 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the company’s segment profit results aside from the material impact of the merger and acquisition-related charges.

[3]	Merger and acquisition-related charges relate primarily to the Black & Decker merger, including facility closure-related charges and integration costs.